SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant    [ ]

Check the appropriate box:

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[ ]  Confidential, for Use of the
     Commission Only (as
     permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant
     to Sec. 240.14a-11(c) or
     Sec. 240.14a-12

  Fidelity Securities Fund

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 Person(s) Filing Proxy
 Statement, if other than the
 Registrant)

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[ ]  Fee computed on table below
     per Exchange Act Rules
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          securities to which
          transaction applies:

     (2)  Aggregate number of
          securities to which
          transaction applies:

     (3)  Per unit price or other
          underlying value of
          transaction
          computed pursuant to Exchange
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          value of transaction:

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FIDELITY SECURITIES FUND:
FIDELITY BLUE CHIP GROWTH FUND
FIDELITY DIVIDEND GROWTH FUND
FIDELITY GROWTH & INCOME PORTFOLIO
FIDELITY OTC PORTFOLIO

TELEPHONE VOTING SCRIPT

Introduction

HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING ON BEHALF OF FIDELITY INVESTMENTS FOLLOWING UP ON A RECENT PROXY MAILING THEY SENT YOU REGARDING THE ____________ (FOUR OPTIONS:
FIDELITY BLUE CHIP GROWTH FUND, FIDELITY DIVIDEND GROWTH FUND, FIDELITY GROWTH & INCOME PORTFOLIO, OR FIDELITY OTC PORTFOLIO .) I'M ASSISTING FIDELITY IN CONNECTION WITH THE PROXY VOTE TO APPROVE SEVERAL IMPORTANT PROPOSALS THAT AFFECT THE FUND AND YOUR INVESTMENT IN IT. I AM CALLING YOU TO ENCOURAGE YOU TO VOTE YOUR PROXY IF YOU HAVE NOT YET DONE SO.

HAVE YOU RECEIVED THE ____________ (FOUR OPTIONS: FIDELITY BLUE CHIP GROWTH FUND, FIDELITY DIVIDEND GROWTH FUND, FIDELITY GROWTH & INCOME PORTFOLIO, OR FIDELITY OTC PORTFOLIO) PROXY MATERIAL? THE PACKAGE WAS MAILED IN APRIL. (Describe the mailings to the shareholder if he/she does not recall it ==> 6"x9" envelope with yellow and black bar down the side.)

If NO: Confirm shareholder's address for the purpose of sending proxy materials.

Q: COULD I PLEASE CONFIRM YOUR ADDRESS FOR THE PURPOSE OF SENDING PROXY MATERIALS TO YOU?

(If address is incorrect, please write down correct address at end of script under "Comments" and forward to Fidelity.)

Tell the shareholder that a new package will be mailed to him/her. Ask the shareholder to review the material upon receipt and vote his/her shares by signing, dating and mailing the proxy card in the return envelope provided, before the shareholder meeting on June 14. Inform the shareholder that if he/she wishes to vote by fax, he/she may do so. Thank the shareholder for his/ her time. (End phone call.)

I WILL HAVE A NEW PROXY PACKAGE MAILED TO YOU. PLEASE REVIEW THE MATERIAL WHEN YOU RECEIVE IT AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED FOR JUNE 14. IF YOU WOULD LIKE TO VOTE BY FAX, YOU MAY FAX YOUR SIGNED PROXY CARD TO 1-888-451-8683. THANK YOU FOR YOUR TIME THIS EVENING. (End call.)

If YES: Q: HAVE YOU REVIEWED THE MATERIAL?

If NO: PLEASE REVIEW THE MATERIAL AT YOUR EARLIEST CONVENIENCE AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED ON JUNE 14. IF YOU WOULD LIKE TO VOTE BY FAX, YOU MAY FAX YOUR SIGNED PROXY CARD TO 1-888-451-8683.

If YES: DO YOU HAVE ANY QUESTIONS?

If YES: Only answer questions using the proxy material. (See attached list of approved Q&A). (DO NOT GUESS). If the shareholder has questions that are account-specific and outside the scope of the proxy statement, ask if they would like to be transferred to a Fidelity representative.

If YES: Conference in Fidelity at 1-800-544-6666, introduce the customer, and transfer the call. (End call.)

 I'D BE GLAD TO TRANSFER YOU TO A FIDELITY REPRESENTATIVE RIGHT NOW TO HELP ANSWER YOUR QUESTIONS. PLEASE HOLD WHILE I CALL FIDELITY. (Once Fidelity rep answers and customer is still on hold ==> THIS IS ______FROM DF KING. WE ARE ASSISTING FIDELITY IN CALLING
____________ (FOUR OPTIONS: FIDELITY BLUE CHIP GROWTH FUND, FIDELITY DIVIDEND GROWTH FUND, FIDELITY GROWTH & INCOME PORTFOLIO, OR FIDELITY OTC PORTFOLIO) SHAREHOLDERS TO ENCOURAGE THEM TO VOTE THE PROXY THAT WAS RECENTLY MAILED TO THEM. I HAVE A SHAREHOLDER ON HOLD AND THEY HAVE FURTHER QUESTIONS I AM UNABLE TO ANSWER. COULD YOU PLEASE SPEAK TO HIM/HER? (Then conference call in customer and introduce customer to Fidelity rep ==> HELLO, MR./MS. ______, I HAVE ________ FROM FIDELITY ON THE LINE AND HE/SHE'LL BE HAPPY TO HELP ANSWER YOUR QUESTIONS. THANK YOU. (Transfer customer and end call.)

If YES and Premium customer:

Conference in Fidelity at 1-800-544-4442. Note: Premium hours are 8am-8pm across all time zones, Monday through Friday. When prompted enter Premium team number (do not enter "005" for Team 005. For Team 005, enter 5). If you do not have the team number, stay on the line, introduce the customer, and transfer the call. (End call.)

 I'D BE GLAD TO TRANSFER YOU TO A FIDELITY REPRESENTATIVE RIGHT NOW TO HELP ANSWER YOUR QUESTIONS. PLEASE HOLD WHILE I CALL FIDELITY. (Once Fidelity Rep answers and customer is still on hold ==> THIS IS ______FROM DF KING. WE ARE ASSISTING FIDELITY IN CALLING ____________ (FOUR OPTIONS: FIDELITY BLUE CHIP GROWTH FUND, FIDELITY DIVIDEND GROWTH FUND, FIDELITY GROWTH & INCOME PORTFOLIO, OR FIDELITY OTC PORTFOLIO) SHAREHOLDERS TO ENCOURAGE THEM TO VOTE THE PROXY THAT WAS RECENTLY MAILED TO THEM. I HAVE A PREMIUM SHAREHOLDER ON HOLD AND HE/SHE HAS FURTHER QUESTIONS I AM UNABLE TO ANSWER. COULD YOU PLEASE SPEAK TO HIM/HER? (Then conference call in customer and introduce customer to Fidelity rep ==> HELLO, MR./MS. ______, I HAVE ________ FROM FIDELITY ON THE LINE AND HE/SHE'LL BE HAPPY TO HELP ANSWER YOUR QUESTIONS. THANK YOU. (Transfer customer and end call.)

If NO: Politely refer them to Fidelity at 1-800-544-6666. Thank the shareholder for his/ her time. (End phone call.)

If shareholder sounds hostile:

 Thank the shareholder for his/ her time. (End phone call.)

OKAY, I WILL GIVE YOU FIDELITY'S PHONE NUMBER IN CASE YOU'D LIKE TO CALL THEM AT ANOTHER TIME. THE PHONE NUMBER IS 1-800-544-6666. THANK YOU FOR YOUR TIME THIS EVENING. (End call.)

If not hostile: After answering all questions, offer the shareholder the opportunity to vote by telephone. Let the shareholder know that you will be recording the next part of the call, to ensure accuracy in his/her vote. Confirm the shareholder's identity by having him/her repeat his/her full name, address and the last 4 digits of his/her social security number. Record the shareholder's vote on the proposal.

If the shareholder asks how the Board of Trustees voted, inform him/her that the Board of Trustees recommend a vote in favor of the proposals.

Inform the shareholder that a confirmation letter will be sent to him/her, with a phone number to call if an error was made in recording his/her vote, or if he/she wishes to change his/her vote for any reason. Thank the shareholder for his/her time, and end the phone call.

TO FACILITATE YOUR VOTING OF THE PROXY, YOU CAN VOTE BY TELEPHONE. IF YOU WOULD LIKE TO VOTE BY TELEPHONE, THE NEXT PART OF OUR CALL WILL BE RECORDED. THIS IS TO ENSURE ACCURACY OF YOUR VOTE. ALSO, WE WILL BE SENDING YOU A CONFIRMATION LETTER FOR YOUR RECORDS WITH A PHONE NUMBER TO CALL IN CASE ANY ERROR WAS MADE IN RECORDING YOUR VOTE, OR IF YOU WISH TO CHANGE YOUR VOTE FOR ANY REASON.

WOULD YOU LIKE TO VOTE BY TELEPHONE?

If NO: Politely refer him/her to Fidelity at 1-800-544-6666. (End call)

If YES: Confirm the shareholder's identity by having him/her repeat their full name, address and the last 4 digits of his/her social
security number.   Record the shareholder's vote on the proposals.

COULD I PLEASE HAVE THE LAST FOUR DIGITS OF YOUR  SOCIAL SECURITY
NUMBER? (If it doesn't match, ask for the last four digits of the social security number on the account.)

(If customer does not feel comfortable giving any part of his/her social security number, empathize and say that we require identification through this method to take a vote over the phone. If the customer is still uncomfortable, explain that while you cannot take the vote over the phone, you can mail him/her proxy materials and they can vote by mail.)

I UNDERSTAND THAT YOU MAY FEEL UNCOMFORTABLE GIVING PART OF YOUR SOCIAL SECURITY NUMBER OVER THE PHONE. IT IS PART OF OUR REQUIRED PROCEDURES, HOWEVER, TO ENSURE PROPER IDENTIFICATION BEFORE WE TAKE ANY VOTES OVER THE PHONE. IS THIS OK WITH YOU? (If customer agrees, proceed with vote. If customer doesn't agree, offer to send proxy materials.)

 AGREES TO GIVE LAST FOUR DIGITS OF SSN:

 NOW I WILL READ YOU THE PROPOSALS AND ASK YOU WHETHER YOU VOTE "FOR", "AGAINST", OR "ABSTAIN".

FIDELITY BLUE CHIP GROWTH FUND:

 1. To elect a Board of Trustees.

DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"

 2. To ratify the selection of Deloitte & Touche LLP as independent accountants of the fund.

DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"

 3. To authorize the Trustees to adopt an amended and restated
Declaration of Trust.

DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"

 4. To approve an amended management contract for the fund.

DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"

 6. To approve an amended sub-advisory agreement with Fidelity
Management & Research (Far East) Inc. for the fund.

DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"

 7. To approve an amended sub-advisory agreement with Fidelity
Management & Research (U.K.) Inc. for the fund.

DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"

 8. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.

DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"

14. To amend the fundamental investment limitation concerning diversification for the fund to exclude "securities of other investment companies" from the limitation.

DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"

FIDELITY DIVIDEND GROWTH FUND

 1. To elect a Board of Trustees.

DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"

 2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.

DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"

 3. To authorize the Trustees to adopt an amended and restated
Declaration of Trust.

DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"

 4. To approve an amended management contract for the fund.

DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"

 6. To approve an amended sub-advisory agreement with Fidelity
Management & Research (Far East) Inc. for the fund.

DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"

 7. To approve an amended sub-advisory agreement with Fidelity
Management & Research (U.K.) Inc. for the fund.

DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"

14. To amend the fundamental investment limitation concerning diversification for the fund to exclude "securities of other investment companies" from the limitation.

DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"

FIDELITY GROWTH & INCOME PORTFOLIO

 1. To elect a Board of Trustees.

DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"

 2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.

DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"

 3. To authorize the Trustees to adopt an amended and restated
Declaration of Trust.

DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"

 5. To approve an amended management contract for the fund.

DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"

 6. To approve an amended sub-advisory agreement with Fidelity
Management & Research (Far East) Inc. for the fund.

DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"

 7. To approve an amended sub-advisory agreement with Fidelity
Management & Research (U.K.) Inc. for the fund.

DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"

 8. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.

DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"

14. To amend the fundamental investment limitation concerning diversification for the fund to exclude "securities of other investment companies" from the limitation.

DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"

FIDELITY OTC PORTFOLIO

 1. To elect a Board of Trustees.
DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"

 2. To ratify the selection of Deloitte & Touche LLP as independent accountants of the fund.

DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"

 3. To authorize the Trustees to adopt an amended and restated
Declaration of Trust.

DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"

 4. To approve an amended management contract for the fund.

DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"

 6. To approve an amended sub-advisory agreement with Fidelity
Management & Research (Far East) Inc. for the fund.

DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"

 7. To approve an amended sub-advisory agreement with Fidelity
Management & Research (U.K.) Inc. for the fund.

DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"

 8. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.

DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"

 9. To eliminate Fidelity OTC Portfolio's fundamental policies concerning diversification and adopt a non-fundamental limitation concerning diversification.

DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"

10. To change Fidelity OTC Portfolio's policy concerning industry concentration.

DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"

11. To eliminate fundamental investment policies of Fidelity OTC
Portfolio.

DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"

12. To eliminate a fundamental investment policy of Fidelity OTC
Portfolio.

DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"

13. To adopt a standard investment policy for Fidelity OTC Portfolio concerning temporary investments.

DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"

 THANK YOU. AS I MENTIONED, I'LL BE SURE TO SEND A CONFIRMATION OF YOUR VOTE TO YOU BY MAIL. THANKS FOR YOUR TIME THIS EVENING. (End call.)

 DOES NOT AGREE TO GIVE LAST FOUR DIGITS OF SSN: UNFORTUNATELY, I WILL NOT BE ABLE TO TAKE YOUR VOTE OVER THE PHONE. WHAT I CAN DO IS HAVE A NEW PROXY PACKAGE MAILED TO YOU. PLEASE REVIEW THE MATERIAL WHEN YOU RECEIVE IT AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED FOR MARCH
15. IF YOU WOULD LIKE TO VOTE BY FAX, YOU MAY FAX YOUR SIGNED PROXY CARD TO 1-888-451-8683. THANK YOU FOR YOUR TIME THIS EVENING. (End call.)

FIDELITY SECURITIES FUND:
FIDELITY BLUE CHIP GROWTH FUND
FIDELITY DIVIDEND GROWTH FUND
FIDELITY GROWTH & INCOME PORTFOLIO
FIDELITY OTC PORTFOLIO

LOG SHEET

 Date__________________

 DF King Rep_________________

Address Correction

Social Security No.(record from database; do not ask shareholder)_____

Shareholder Name______________________________________________________

Street Address _______________________________________________________
City_________________________________ State________ Zip Code__________
Materials to Be Sent

Proxy Card Only ________

Full Proxy Kit  __________

Comments

Notable Shareholder Response__________________________________________
______________________________________________________________________
______________________________________________________________________

Other Comments________________________________________________________
______________________________________________________________________
______________________________________________________________________

Was Shareholder Transferred to Fidelity Representative? Yes____ No___

FIDELITY SECURITIES FUND:
FIDELITY BLUE CHIP GROWTH FUND
FIDELITY DIVIDEND GROWTH FUND
FIDELITY GROWTH & INCOME PORTFOLIO
FIDELITY OTC PORTFOLIO

Script for Leaving a Message on an Answering Machine

HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING ON BEHALF OF FIDELITY INVESTMENTS FOLLOWING UP ON A RECENT PROXY MAILING THEY SENT YOU REGARDING THE ____________ (FOUR OPTIONS: FIDELITY BLUE CHIP GROWTH FUND, FIDELITY DIVIDEND GROWTH FUND, FIDELITY GROWTH & INCOME PORTFOLIO, OR FIDELITY OTC PORTFOLIO .) I'M ASSISTING FIDELITY IN CONNECTION WITH THE PROXY VOTE TO APPROVE SEVERAL IMPORTANT PROPOSALS THAT AFFECT THE FUND AND YOUR INVESTMENT IN IT.

AS AN OWNER OF THE ____________ (FOUR OPTIONS: FIDELITY BLUE CHIP GROWTH FUND, FIDELITY DIVIDEND GROWTH FUND, FIDELITY GROWTH & INCOME PORTFOLIO, OR FIDELITY OTC PORTFOLIO) , YOU SHOULD HAVE RECEIVED PROXY MATERIALS IN THE MAIL. AT YOUR EARLIEST CONVENIENCE, PLEASE SIGN, DATE AND MAIL THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED TO YOU. IF YOU HAVE ANY QUESTIONS ABOUT THE PROPOSALS OR DID NOT RECEIVE ANY PROXY MATERIAL, PLEASE CALL FIDELITY AT 1-800-544-6666 [IF PREMIUM, ... PLEASE CALL YOUR FIDELITY PREMIUM SERVICES TEAM AT 1-800-544-4442 FROM 8AM - 8PM ACROSS ALL TIME ZONES, MONDAY THROUGH FRIDAY]. THANK YOU FOR YOUR TIME.